UACSC 2002-A
UNION ACCEPTANCE CORPORATION
(Servicer)
3/31/02

NOTE BALANCE RECONCILIATION	D O L L A R S						NUMBERS
	CLASS A-1	CLASS A-2	CLASS A-3	CLASS A-4	CLASS B	TOTAL CLASS A's

Original Note Balances	68,000,000.00	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	300,000,000.00	21,491
Beginning Period Note Balances	68,000,000.00	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	300,000,000.00	21,491
Principal Collections - Scheduled Payments	5,066,976.95	-	-	-	-	5,066,976.95
Principal Collections - Payoffs	6,160,400.22	-	-	-	-	6,160,400.22	549
Principal Withdrawal from Payahead	-	-	-	-	-	-
Gross Principal Charge Offs	35,459.98	-	-	-	-	35,459.98	5
Repurchases	10,592.76	-	-	-	-	10,592.76	4

Ending Note Balances	56,726,570.09	83,000,000.00	65,000,000.00	66,000,000.00	18,000,000.00	288,726,570.09	20,933

Note Factor	0.8342143	1.0000000	1.0000000	1.0000000	1.0000000	0.9624219
Interest Rate	1.8800%	2.7500%	3.8600%	4.590%	5.000%	3.3331%

CASH FLOW RECONCILIATION
Principal Wired	11,228,145.65
Interest Wired	1,173,879.42
Withdrawal from Payahead Account	-
Repurchases (Principal and Interest)	10,642.31
Charge Off Recoveries	679.23
Interest Advances	20,989.75
Collection Account Interest Earned	6,077.09
Spread Account Withdrawal	-
Policy Draw for Principal or Interest	-

Total Cash Flow	12,440,413.45

TRUSTEE DISTRIBUTION (04/08/02)
Total Cash Flow	12,440,413.45
Unrecovered Advances on Defaulted Receivables	-
Servicing Fee (Due and Unpaid)	-
Interest to Class A-1 Noteholders, including any overdue amounts	74,573.33
Interest to Class A-2 Noteholders, including any overdue amounts	82,423.61
Interest to Class A-3 Noteholders, including any overdue amounts	90,602.78
Interest to Class A-4 Noteholders, including any overdue amounts	109,395.00
Interest to Class B Noteholders, including any overdue amounts	32,500.00
Principal to Class A-1 Noteholders, including any overdue amounts	11,273,429.91
Principal to Class A-2 Noteholders, including any overdue amounts	-
Principal to Class A-3 Noteholders, including any overdue amounts	-
Principal to Class A-4 Noteholders, including any overdue amounts	-
Principal to Class B Noteholders, including any overdue amounts	-
Insurance Premium	24,500.00
Interest Advance Recoveries from Payments	-
Unreimbursed draws on the Policy for Principal or Interest	-
Deposit to Payahead	774.03
Payahead Account Interest to Servicer	-
Excess	752,214.79

Net Cash	-

Servicing Fee Retained from Interest Collections	108,343.73

SPREAD ACCOUNT RECONCILIATION
Original Balance	2,850,000.00
Beginning Balance	2,850,000.00
Trustee Distribution of Excess	752,214.79
Interest Earned	1,972.87
Spread Account Draws	-
Reimbursement for Prior Spread Account Draws	-
Distribution of Funds to Servicer	-

Ending Balance	3,604,187.66

Required Balance	7,500,000.00

FIRST LOSS PROTECTION AMOUNT RECONCILIATION
Original Balance	9,000,000.00
Beginning Balance	9,000,000.00
Reduction Due to Spread Account	-
Reduction Due to Principal Reduction	-

Ending Balance	9,000,000.00

a) Outstanding Balance * 5.50% -Spread Balance	13,650,000.00
b) Original Note Balance * 3.00%	9,000,000.00
c) Prior Payment Date First Loss Protection Amount	N/A

First Loss Protection Amount [lesser of a), b) or c) ]	9,000,000.00

First Loss Protection Fee %	2.50%
First Loss Protection Fee	8,750.00

POLICY RECONCILIATION
Original Balance	300,000,000.00
Beginning Balance	300,000,000.00
Draws	-
Reimbursement of Prior Draws	-

Ending Balance	300,000,000.00

Adjusted Ending Balance Based Upon Required Balance	285,620,220.88

Required Balance	285,620,220.88

PAYAHEAD RECONCILIATION
Beginning Balance	-
Deposit	774.03
Payahead Interest	-
Withdrawal	-

Ending Balance	774.03

CURRENT DELINQUENCY
		GROSS
# PAYMENTS DELINQUENT	NUMBER	BALANCE
1 Payment	228	1,795,143.89
2 Payments	6	58,409.49
3 Payments	0	-

Total	234	1,853,553.38

Percent Delinquent	1.118%	0.642%

DELINQUENCY RATE (60+)
END OF
		PERIOD	RECEIVABLE
		POOL	DELINQUENCY
PERIOD	BALANCE	BALANCE	RATE
Current	58,409.49	288,726,570.09	0.02%
1st Previous	-	-
2nd Previous	-	-

NET LOSS RATE
			AVERAGE	DEFAULTED
		LIQUIDATION	POOL	NET LOSS
PERIOD	BALANCE	PROCEEDS	BALANCE	(ANNUALIZED)
Current	35,459.98	679.23	294,363,285.05	0.14%
1st Previous	-	-	-
2nd Previous	-	-	-
Gross Cumulative Charge Offs	35,459.98	Number of Repossessions		1
Gross Liquidation Proceeds	679.23	Number of Inventoried Autos EOM		1
Net Cumulative Loss Percentage	0.01%	Amount of Inventoried Autos EOM		15,400.00
Net Cumulative Loss Percentage
(adjusted for estimated
future Liquidation Proceeds)	0.01%
Trigger	0.60%
Status	OK
Net Cumulative Loss Trigger Hit in
Current or any Previous Month	NO

EXCESS YIELD TRIGGER
END OF
		PERIOD	EXCESS YIELD
	EXCESS	POOL	PERCENTAGE
PERIOD	YIELD	BALANCE	(ANNUALIZED)
Current	752,988.82	288,726,570.09	3.13%
1st Previous	-	-
2nd Previous	-	-
3rd Previous	-	-
4th Previous	-	-
5th Previous	-	-

CURRENT
	LEVEL	TRIGGER	STATUS
Six Month Average Excess Yield	N/A	1.50%	N/A
Trigger Hit in Current or any
Previous Month			NO

DATE: April 8, 2002	/s/ Diane Slomka
DIANE SLOMKA
OFFICER